UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2004

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-50327	93-1214598
(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

     On June 30, 2004, iPass Inc. issued a press release reporting revenue and earnings per share estimates for its fiscal second quarter ended June 30, 2004. A copy of the press release issued by iPass concerning the foregoing results is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPASS INC.
Dated: June 30, 2004	By:	/s/ DONALD C. McCAULEY
Donald C. McCauley
Vice President, Finance, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated June 30, 2004, entitled “iPass Announces Preliminary Second Quarter 2004 Results.”